Loan Servicing	12 Months Ended
Dec. 31, 2016
Transfers and Servicing [Abstract]
Loan Servicing
Note 6:	Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The risks inherent in mortgage servicing assets relate primarily to changes in prepayments that result from shifts in mortgage interest rates. The unpaid principal balance of mortgage loans serviced for others was $130,505,264 and $131,443,738 at December 31, 2016 and 2015, respectively.

The following summarized the activity pertaining to mortgage servicing rights measured using the amortization method, along with the aggregate activity in related valuation allowances:

	2016	2015
Mortgage servicing rights
Balance, beginning of year	$645,067	$689,603
Additions	87,579	73,650
Write-downs	(72,580)	—
Amortization	(107,239)	(118,186)
Balance at end of year	552,827	645,067

Valuation allowances
Balance at beginning of year	47,354	56,969
Additions due to decreases in market value	38,967	—
Reduction due to write-downs	(72,580)	—
Reduction due to payoff of loans	(13,741)	(9,615)
Balances at end of year	0	47,354

Mortgage servicing assets, net	$552,827	$597,713

Fair value disclosures
Fair value as of the beginning of the period	$870,619	$979,699
Fair value as of the end of the period	$898,625	$870,619

The valuation allowance was adjusted during 2016 and 2015 due to payments received on the related loans as well as changes in the estimated market value on the mortgage servicing rights asset.

Comparable market values and a valuation model that calculates the present value of future cash flows were used to estimate fair value. For purposes of measuring impairment, risk characteristics including product type, investor type, and interest rates, were used to stratify the originated mortgage servicing rights.